UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2023

Altimar Acquisition Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40149 (Commission File Number)	98-1576586 (I.R.S. Employer Identification No.)

40 West 57th Street
33rd Floor
New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 287-6767
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	ATAQ.U	New York Stock Exchange
Class A ordinary share, $0.0001 par value	ATAQ	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ATAQ.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2023, Altimar Acquisition Corp. III (the “Company” or “Altimar III”) held an extraordinary general meeting of Altimar III shareholders (the “Extraordinary General Meeting”) originally scheduled for March 1, 2023 and then adjourned to March 3, 2023 and then adjourned again to March 6, 2023. At the Extraordinary General Meeting, the Company’s shareholders approved amendments to the Company’s Amended and Restated Memorandum and Articles of Association, as amended (the “Articles Amendment”) to (i) extend the date by which the Company must consummate its initial business combination from March 8, 2023 to September 8, 2023 (the “Extension”), and (ii) eliminate the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”).

Amendment to the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Under Cayman Islands law, the Articles Amendment took effect upon approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Accordingly, the Company now has until September 8, 2023, to consummate its initial business combination. The foregoing description is qualified in its entirety by reference to the Amendment of the Amended and Restated Memorandum and Articles of Association, as amended, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits
3.1	Amendment to the Amended and Restated Memorandum and Articles of Association, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMAR ACQUISITION CORP. III

Date: March 8, 2023	By:	/s/ Tom Wasserman
Name: Tom Wasserman
Title: Chief Executive Officer